UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2015

Apollo Commercial Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34452	27-0467113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Apollo Commercial Real Estate Finance, Inc. (the “Company”) was held on April 28, 2015, at which 42,263,352 shares of the Company’s common stock were represented in person or by proxy representing approximately 90.11% of the issued and outstanding shares of the Company’s common stock entitled to vote.

At the Annual Meeting, the Company’s stockholders (i) elected the seven directors named below for a term expiring in 2016; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers and (iv) approved a stockholder proposal requesting that the Company’s board of directors initiate the process to implement majority voting in uncontested elections of directors. The proposals are described in detail in the Company’s 2015 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey M. Gault	29,124,694	349,352	12,789,306
Mark C. Biderman	28,717,803	756,243	12,789,306
Robert A. Kasdin	28,905,901	568,145	12,789,306
Eric L. Press	29,000,225	473,821	12,789,306
Scott S. Prince	28,836,905	637,141	12,789,306
Stuart A. Rothstein	29,118,926	355,120	12,789,306
Michael E. Salvati	28,843,635	630,411	12,789,306

(ii) The voting results with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,516,417	618,643	128,292	—

(iii) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
28,475,423	821,090	177,526	12,789,313

(iv) The voting results with respect to a stockholder proposal requesting that the Company’s board of directors initiate the process to implement majority voting in uncontested elections of directors were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,850,411	1,045,276	2,578,345	12,789,320

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Commercial Real Estate Finance, Inc.

By:	/s/ Stuart A. Rothstein
Name:	Stuart A. Rothstein
Title:	President and Chief Executive Officer

Date: May 1, 2015